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                                                                  EXHIBIT 3.(b).


NUMBER                        [HOMESTEAD FUNDS LOGO]                   SHARES


                             HOMESTEAD FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
                                   VALUE FUND

THIS CERTIFIES that                                             is the owner of


                                      VOID

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                            -----------------------------------
                                              CUSIP 437769 20 1
                                            -----------------------------------

    FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE
                                CAPITAL STOCK OF
                      HOMESTEAD FUNDS, INC. -- VALUE FUND

hereafter called the "Corporation", transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
         The shares represented by this Certificate are issued and held subject to all of the restrictions, conditions and provisions set forth in the Charter of the Corporation to all of which the holder hereof agrees by the acceptance of this Certificate.
         This Certificate is not valid unless countersigned by the Transfer
Agent.
         WITNESS the facsimile seal of the Corporation and the fascimile signatures of its duly authorized Officers.
Homestead Fund, Inc. -- Value Fund




                                                Dated:

                                [corporate seal]

                    [sig]                                    [sig]
                TREASURER                                PRESIDENT

                            COUNTERSIGNED: STATE STREET BANK AND TRUST COMPANY TRANSFER AGENT (Boston, Massachusetts)
                            P.O. BOX 8500, BOSTON, MA  02266-8500

                            BY

                            -------------------------------------------------
                                                         AUTHORIZED SIGNATURE

                                                                      KC 1001


             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED
                             HOMESTEAD FUNDS, INC.


NUMBER                                         SHARES
KC

ACCOUNT NO.            ALPHA CODE        DEALER NO.     CONFIRM NO.